Exhibit 10.3

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                              AMENDED AND RESTATED
                             NOTE PURCHASE AGREEMENT


                                 BY AND BETWEEN

                            FOAM MANUFACTURING, INC.,

                            CHICAGO INVESTMENTS, INC.

                                       AND

                      THE ADDITIONAL INVESTORS PARTY HERETO



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                             Dated February 1, 2006


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                              AMENDED AND RESTATED
                             NOTE PURCHASE AGREEMENT
                             -----------------------


     THIS AMENDED AND RESTATED NOTE PURCHASE AGREEMENT (this "Agreement") is made the 1st day of February, 2006, by and among (i) FOAM MANUFACTURING, INC., a Delaware corporation (the "Company"), (ii) CHICAGO INVESTMENTS, INC., a Delaware corporation (the "Initial Investor") and (iii) the Persons (as hereinafter defined) who hereafter execute this Agreement as additional investors (the "Additional Investors" and together with the Initial Investor, the "Investors").

                              W I T N E S S E T H:

     WHEREAS, pursuant to that certain Note Purchase Agreement dated December 20, 2005 (the "Original Agreement"), between the Company and the Initial Investor, the Company sold and issued to the Initial Investor and the Initial Investor purchased from the Company, a senior secured 11% promissory note in the principal amount of $50,000 (the "Original Note"); and

     WHEREAS, the Company desires to issue and sell to the Initial Investor and the Additional Investors and the Initial Investor and the Additional Investors desire to purchase from the Company one or more additional senior secured 11% promissory notes in substantially the form attached hereto as Exhibit A (each, an "Additional Note"), all on the terms and conditions set forth in this Agreement; and

     WHEREAS, in consideration for and as a condition to the agreement of the Investors to purchase one or more Additional Notes, the Company has agreed to amend and restate the Original Agreement in its entirety as set forth in this Agreement; and

     WHEREAS, in partial consideration of the purchase of the Original Note and any Additional Notes, the Initial Investor shall have the benefits of prospective investors pursuant to that certain term sheet describing future financing being pursued by the Company substantially in the form attached hereto as Exhibit B (the "Term Sheet"), all as more specifically set forth herein.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties do hereby agree as follows:

1. Purchase and Sale of Notes.

     1.1. Issuance and Sale of Notes.

          1.1.1. Subject to the terms and conditions of this Agreement, the Initial Investor agrees to purchase and the Company agrees to issue and sell to the Initial Investor, one or more Additional Notes in such amounts and at such times as may be agreed to by the Company and Initial Investor, from time to time. Notwithstanding the execution of this Agreement by the Initial Investor, the amendment and restatement of the Original Agreement or anything in this Agreement to the contrary, the Initial Investor shall not be obligated to purchase, at any time, any Additional Notes.

          1.1.2. Subject to the terms and conditions of this Agreement, the Company may offer and sell to Additional Investors to be identified from time to time by the Company or the Initial Investors Additional Notes in such amounts and at such times as may be agreed to by the Company and such Additional Investors, from time to time. At such time as an Additional Investor shall agree to purchase an Additional Note, such Additional
     Investor shall, if it had not already done so, execute a counterpart signature page hereto.

          1.2. Security Agreement; Original Note. Contemporaneously with the execution of this Agreement and in consideration for the agreement of the Investors to purchase the Original Note and any Additional Notes, the Company and Hydrogel (as hereinafter defined) have entered into and delivered to Initial Investor that certain Amended and Restated Security Agreement of even date herewith (the "Security Agreement") granting to
     Initial Investor, individually and as Agent as provided in Section 8 herein, a senior security interest in all of the assets and rights of the Company, and the Company has issued to the Initial Investor and any Additional Investors purchasing a note pursuant to the Original Agreement a Restated Senior Secured Promissory Note in the same form as the Additional Notes and in restatement of the Original Note and such additional notes (collectively, the "Restated Notes").

          1.3. Closing.

               1.3.1. The purchase and sale of each Additional Note (each, a "Note Closing") shall take place at the offices of the Company (or remotely via the exchange of documents and signatures) at such time as the Company and the applicable Investor mutually agree upon in writing (which writing may be email or other electronic communication).

               1.3.2. At each Note Closing, the Company shall deliver the applicable Additional Note, against payment of the purchase price therefore by wire transfer to the Company. At the election of the Company, the purchase price may be delivered to the trust account of its counsel for disbursement.

2. Additional Consideration. At and upon a "Closing" as defined in the Term Sheet, (a) an amount equal to up to $100,000 of the total outstanding principal and interest thereon owed to Initial Investor under the Original Note and all outstanding Additional Notes purchased by Initial Investor shall be converted into the debt instrument and warrants being issued under the Term Sheet with such conversion rights and other rights as set forth in the Term Sheet, and (b) any outstanding principal and interest exceeding $100,000 owed to Initial Investor shall be repaid in full.

3. Representations and Warranties of the Company. The Company hereby represents and warrants to the Investors, the following:

          3.1. Subsidiaries. The Company does not presently own or control, directly or indirectly, any interest in any other corporation, association, or other business entity. The Company is not a party to any joint venture, partnership, or similar arrangement.

          3.2. Organization, Good Standing, and Qualification. The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware, and has all power and authority to own its properties and carry on its business as now conducted. The Company is duly qualified and in good standing as a foreign corporation in each other jurisdiction where the location and character of its properties and the

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     business  conducted  by it require  such  qualification,  except  where the failure to be so qualified would not have a Material Adverse Effect (as hereinafter defined).

          3.3. Capitalization and Voting Rights. The number of authorized, issued and outstanding shares of capital stock of the Company as of the date hereof is set forth in Exhibit C attached hereto. The Company is a wholly owned subsidiary of Hydrogel Design Systems, Inc., a Delaware corporation ("Hydrogel"), which is a majority owned subsidiary of Nesco Industries, Inc., a Nevada corporation ("Nesco"). No securities of the Company are entitled to preemptive or similar rights, nor is any holder of securities of the Company entitled to preemptive or similar rights arising out of any agreement or understanding with the Company by virtue of any of the Transaction Documents (defined hereinafter). There are no outstanding options, warrants, script rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, except as a result of the purchase and sale of the Original Note and the Additional Notes, or rights or obligations convertible into or exchangeable for, or giving any Person (as defined below) any right to subscribe for or acquire, any shares of Common Stock or other equity or debt securities of the Company, or contracts, commitments, understandings, or arrangements by which the Company is or may become bound to issue additional shares of Common Stock or other equity or debt securities, or securities or rights convertible or exchangeable into shares of Common Stock or other equity or debt securities of the Company. As used in this Agreement, the term "Person" means any individual, corporation, limited liability company, partnership, limited partnership, limited liability partnership, trust, association and organization of any type or nature.

          3.4. Authorization. All actions on the part of the Company, its officers, directors, and stockholders necessary for the authorization, execution, and delivery of this Agreement, the Original Note, the Additional Notes, the Security Agreement and any other document or instrument issued in connection with the foregoing (collectively, the "Transaction Documents"), the performance of all obligations of the Company and Hydrogel hereunder and thereunder and the authorization, issuance, and delivery of the Original Note and any Additional Notes sold hereunder, has been taken or will be taken prior to each Closing, and the Transaction Documents constitute valid and legally binding obligations of the Company and Hydrogel, as applicable, enforceable in accordance with their
     respective  terms,   except  (i)  as  limited  by  applicable   bankruptcy,
     insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, and (iii) to the extent the indemnification provisions contained in the Transaction Documents may be limited by applicable federal or state laws.

          3.5. Issuance of Notes in Accordance with Laws. The Original Note was, and each Additional Note will be, issued in compliance with all applicable federal and state securities laws.

          3.6. Filings, Consents and Approvals. Neither the Company nor any of Nesco or Hydrogel are required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company and Hydrogel, as applicable, of the Transaction Documents, other than (i) if determined by counsel, a proper Form D in accordance with Regulation D promulgated under the Securities Act of 1933, as amended (the

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     "Act"),  and applicable  Blue Sky filings and (ii) in all other cases where the failure to obtain such consent, waiver, authorization or order, or to give such notice or make such filing or registration could not have or result in, individually or in the aggregate, a material adverse effect on the assets, condition, affairs, prospects, results or operations of the Company, financially or otherwise ("Material Adverse Effect").

          3.7. Litigation. There is no action, suit, proceeding, claim or investigation pending or, to the knowledge of the Company, currently threatened against the Company, Nesco or Hydrogel that questions the validity of the Transaction Documents, or the right of the Company or Hydrogel to enter into any of them, or to consummate the transactions contemplated hereby or thereby, or which might result, either individually or in the aggregate, in a Material Adverse Effect, or any change in the current equity ownership of the Company, Nesco or Hydrogel nor is the Company aware that there is any basis for the foregoing. The foregoing includes, without limitation, actions, pending or threatened (or any basis therefor known to the Company), involving the prior employment of any of the Company's, Nesco's and Hydrogel's employees, their use in connection with the respective businesses of the Company, Nesco and Hydrogel of any information or techniques allegedly proprietary to any of their former employers, or their obligations under any agreements with prior employers. None of the Company, Nesco or Hydrogel is a party or subject to the provisions of any order, writ, injunction, judgment, or decree of any court or government agency or instrumentality.

          3.8. Compliance with Other Instruments. The Company is not in violation or default of any provisions of its Certificate of Incorporation or Bylaws or of any instrument, judgment, order, writ, decree, mortgage, indenture, lease, license or contract to which it is a party or by which it is bound or of any provision of federal, state, or local statute, rule, or regulation applicable to the Company, except as would not reasonably be expected, singly or in the aggregate, to have a Material Adverse Effect. The execution, delivery, and performance of the Transaction Documents and the consummation of the transactions contemplated thereby will not result in any such violation or the violation or default under any instrument, judgment, order, writ, decree, mortgage, indenture, lease, license or contract to which Nesco or Hydrogel is party or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument, judgment, order, writ, decree or contract, or an event which results in the creation of any lien, charge, or encumbrance upon any assets of the Company or the suspension, revocation, impairment, forfeiture, or nonrenewal of any material permit, license, authorization, or approval applicable to the Company, its business or operations, or any of its assets or properties, except as would not reasonably be expected, singly or in the aggregate, to have a Material Adverse Effect.

          3.9. Permits. The Company has all material franchises, permits, licenses, and any similar authority necessary for the conduct of its business as now being conducted by it, the lack of which could materially and adversely affect the business, properties, prospects, or financial condition of the Company and believes it can obtain, without undue burden or expense, any similar authority for the conduct of its business as planned to be conducted. The Company is not in default in any material respect under any of such franchises, permits, licenses, or other similar authority.

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          3.10.  Compliance  with Laws.  The  conduct of business by the Company presently and proposed to be conducted is not subject to continuing oversight, supervision, regulation or examination by any governmental official or body of the United States or any other jurisdiction wherein the Company conducts or proposes to conduct such business, except such regulation as is applicable to commercial enterprises generally. The Company has not received any notice of any violation of or noncompliance with, any federal, state, local or foreign laws, ordinances, regulations and orders (including, without limitation, those relating to environmental protection, occupational safety and health, federal securities laws, equal
     employment    opportunity,    consumer   protection,    credit   reporting,
     "truth-in-lending", and warranties and trade practices) applicable to its business or to the business of any Subsidiary, the violation of, or noncompliance with, which would have a materially adverse effect on either the Company's business or operations, and the Company knows of no facts or set of circumstances which would give rise to such a notice.

          3.11. Insurance. The Company has in full force and effect policies of insurance issued by reputable insurance companies against loss or damage of the kinds and in the amounts as are commercially reasonable and customary for the industry in which the Company operates. The Company has not received any notice (whether written or, to the knowledge of the Company, oral) from any party of interest in or to any such policies claiming any breach or violation of any provisions thereof, disclaiming or denying coverage thereof or canceling or threatening cancellation of any such insurance contracts.

          3.12. Taxes. The Company has duly and timely filed all tax returns required to be filed or delivered by it in connection with its business and operations, all information included in such tax returns is accurate in all material respects, and all taxes required to be shown on such tax returns as payable by the Company with respect to its income have been paid when due. No application for an extension of time for filing any tax return or consent to any extension of the period of limitations applicable to the assessment or collection of any tax is in effect with respect to the Company. The Company is not delinquent in the payment of any taxes claimed to be due from it by any taxing authority, and adequate reserves for taxes (including any penalties and interest) payable by the Company have been made on the books of the Company. The Company has not received any notice (whether written or, to the knowledge of the Company, oral) of any proposed audit or proposed deficiency for any tax due from it with respect to its business and operations, as the case may be, and there are no pending audits or claims with respect thereto. Each of Nesco and Hydrogel have collected and paid when due all employment taxes owed with respect to the employment of its employees.

          3.13. Assets. The Company has a valid right to use or a leasehold interest in all of its assets and property, (ii) all such assets and property is owned free and clear of any liens, claims, security interests or other encumbrances and (iii) all such assets and property is in good working condition, normal wear and tear excepted.

          3.14. Disclosure. The Transaction Documents and any other statements or certificates made or delivered in connection herewith or therewith, when taken together with the Disclosure Materials (as defined below), do not contain any untrue statement of a material fact or omits to state a material fact necessary to make the statements herein or therein not misleading.

4. Representations and Warranties of the Investors. Each Investor hereby represents and warrants, severally and not jointly that:

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          4.1.   Authorization.   This  Agreement  and  the  Security  Agreement
     constitute   valid  and  legally  binding   obligations  of  such  Investor
     enforceable in accordance with their terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally and (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

          4.2. Purchase Entirely for Own Account. Each Restated Note purchased by such Investor was, and each Additional Note purchased by such Investor will be, acquired for investment for such Investor's own account and not with a view to the resale or distribution of any part thereof. Such Investor represents that it has full power and authority to enter into this Agreement.

          4.3. Disclosure of Information. Such Investor acknowledges that it has received all the information that it has requested relating to the Company and the purchase of the Restated Notes and the Additional Notes (the "Disclosure Materials"). Such Investor further represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Restated Notes and the Additional Notes. The foregoing, however, does not limit or modify the representations and warranties of the Company in Section 3 of this Agreement or the right of the Investor to rely thereon.

          4.4. Accredited Investor. Such Investor is an "accredited investor" within the meaning of Rule 501 of Regulation D of the Securities and Exchange Commission (the "SEC"), as presently in effect.

          4.5. Restricted Securities. Such Investor understands that the Restated Notes and each of the Additional Notes are characterized as "restricted securities" under the federal securities laws inasmuch as it is being acquired from the Company in a transaction not involving a public offering, and that under such laws and applicable regulations such securities may be resold without registration under the Act, only in certain limited circumstances.

5. Conditions of the Investors' Obligations at Note Closing. The obligations of the Investors under this Agreement are subject to the fulfillment on or before each Note Closing of each of the following conditions:

          5.1. Representations and Warranties. The representations and warranties of the Company contained in Section 3 hereof shall be true on and as of such Note Closing with the same effect as though such representations and warranties had been made on and as of the date of such Note Closing.

          5.2. Performance. The Company shall have performed and complied with all agreements, obligations, and conditions contained in this Agreement that are required to be performed or complied with by it on or before such Note Closing.

          5.3. Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated at such Note Closing and all documents incident thereto shall be reasonably satisfactory in form and substance to the applicable Investor and counsel to the Initial Investor,

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

     and they shall have received all such counterpart original and certified or other copies of such documents as they may reasonably request.

          5.4. Delivery of Note. The Company shall have delivered the applicable Additional Note to the applicable Investor.

6. Conditions of the Company's Obligations at Closing. The obligations of the Company to under this Agreement are subject to the fulfillment on or before any Note Closing of each of the following conditions by the Investors:

          6.1. Representations and Warranties. The representations and warranties of the Investors contained in Section 4 shall be true on and as of such Note Closing with the same effect as though such representations and warranties had been made on and as of such Note Closing.

          6.2. Payment of Purchase Price. The applicable Investors shall have delivered the applicable Purchase Price to the Company as provided herein.

7. Indemnification. The Company agrees to indemnify and hold harmless the Investors and the Investors' general partners, employees, officers, directors, members, agents and other representatives (collectively, the "Indemnitees"), against any investigations, proceedings, claims or actions and for any expenses, damages, liabilities or losses (joint or several) arising out of such investigations, proceedings, claims or actions, to which the Indemnitees may become subject, whether under the act or any rules or regulations promulgated thereunder, the Securities Exchange Act of 1934, as amended, r any rules or regulations promulgated thereunder, or any state law or regulation, or common law, arising out of, related to or in any way attributable to the Indemnitee's investment in the Company, including, but not limited to, investigations, proceedings, claims or actions and any expenses, losses, damages or liabilities (or actions in respect thereof) that arise out of or are based upon any breach of any representation, warranty, agreement, obligation or covenant of the Company contained herein. The Company also agrees to reimburse the Indemnitees for any legal or other expenses reasonably incurred in connection with investigating or defending any such investigations, proceedings, claims or actions, as such expenses or other costs are incurred.

8. Appointment of Agent.

          8.1. Appointment. Initial Investor is hereby irrevocably appointed "Agent" hereunder and under the Security Agreement, and each of the Additional Investors irrevocably authorizes Agent to act as the agent of such Additional Investor. Agent agrees to act as such upon the express conditions contained in this Agreement. Agent shall not have any duties or responsibilities to any Additional Investor except those expressly set forth herein and shall not have a fiduciary relationship in respect of any Additional Investor by reason of this Agreement.

          8.2. Powers. Agent shall have and may exercise such powers under this Agreement and the Security Agreement as are specifically delegated to Agent by the terms of each, and Agent may take such actions on its behalf and on behalf of the Additional Investors as Agent may deem necessary or advisable in order to carry out the purpose and intent of this Agreement and the Security Agreement, including: (i) giving and receiving all notices permitted or required by this Agreement and the Security Agreement; (ii)

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     agreeing with the Company as to any  amendments  to this  Agreement and the
     Security Agreement that the Agent may deem necessary or advisable, including, but not limited to, the extension of time in which to consummate the transactions contemplated by this Agreement, the Security Agreement and the Related Notes and the waiver of any conditions under this Agreement, the Security Agreement and the Related Notes; (iii) employing legal counsel; and (iv) making, executing, acknowledging, and delivering all
     other  contracts,   orders,  receipts,  notices,  requests,   instructions,
     certificates, letters and other writings, and in general doing all things and taking all actions that Agent, in its discretion, may consider necessary or proper in connection with or to carry out the terms of this Agreement, the Security Agreement and the Related Notes as fully as if the Additional Investors were personally present and acting. This power of attorney and all authority conferred hereby is shall be irrevocable and shall not be terminated by any Additional Investor or by operation of law, whether by the death, incompetency or incapacity of an Additional Investor, or by the occurrence of any other event. Only Agent may perform the duties reserved to it under this Agreement and the Security Agreement and no Additional Investor shall act or purport to act on behalf of the other Additional Investors or Agent on any such matters.

          8.3. General Indemnity. Neither Agent nor any of its directors, officers, agents, employees or representatives shall be liable to the Company or any Additional Investor for any action taken or omitted to be taken by it or them hereunder or under the Security Agreement or in connection herewith or therewith, except for its or their own gross negligence or willful misconduct. Each Additional Investor agrees to reimburse and indemnify upon demand Agent ratably in accordance with their respective pro rata share of the total outstanding principal balance of the Restated Notes and all outstanding Additional Notes (i) for any amounts not reimbursed by the Company for which Agent is entitled to reimbursement by the Company hereunder or under the Security Agreement, (ii) for any other expenses (including reasonable attorneys' fees) incurred by Agent on behalf of the Additional Investors, in connection with the preparation, execution, delivery, administration, modification and enforcement of this Agreement and the Security Agreement, if not paid by the Company, and (iii) for any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever which may be imposed on, incurred by or asserted against Agent in any way relating to or arising out of this Agreement or the Security Agreement or the transactions contemplated hereby, or the enforcement of any of the terms hereof or thereof, provided that no Additional Investor shall be liable for any of the foregoing to the extent they arise from the gross negligence or willful misconduct of Agent.

          8.4. Additional Investor Decisions. Each Additional Investor acknowledges that neither Agent nor any of its agents has made any representation or warranty to any of the Additional Investors and that no action or statement hereafter made or taken by Agent or any of its agents shall be deemed to be representation or warranty by Agent to such Additional Investors. Each Additional Investor further acknowledges that it has, independently and without reliance upon Agent or any other Additional Investor and based on the documents and information concerning the Company as such Lender has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and to purchase such Additional Notes as such Additional Investor has purchased.

          8.5. Agency Provisions Relating to Collateral. Agent is hereby authorized on behalf of all Additional Investors, without the necessity of any notice to or further consent from any Additional Investor, from time to time prior to an Event of Default (as defined in the Restated Notes and the Additional Notes), to take any action with respect to the Security Agreement or any Collateral (as defined under the Security Agreement), which may be necessary to perfect and maintain perfected liens upon the Collateral granted pursuant to the Security Agreement. In the event that all or any portion of the Collateral is acquired by Agent as the result of a foreclosure or the acceptance of a deed or assignment in lieu of foreclosure, or is retained in satisfaction of all or any part of the Company's obligations to the Investors, title to any such Collateral or any portion thereof shall be held in the name of Agent or a nominee or subsidiary of Agent, as agent, for the ratable benefit of Agent and the Additional Investors.

9. Miscellaneous.

          9.1. Survival of Warranties. All of the representations and warranties made herein shall survive the execution and delivery of this Agreement. The Investors are entitled to rely, and the Company hereby acknowledges that the Investors have so relied, upon the truth, accuracy and completeness of each of the representations and warranties of the Company contained herein, irrespective of any independent investigation made by the Investors. The Company is entitled to rely, and the Investors hereby acknowledge that the Company has so relied, upon the truth, accuracy and completeness of each of the representations and warranties of the Investors contained herein, irrespective of any independent investigation made by the Company.

          9.2. Successors and Assigns. This Agreement is personal to each of the parties and may not be assigned without the written consent of the other party; provided, however, that each of the Investors shall be permitted to assign its rights under this Agreement to any affiliate of such Investor.

          9.3. Governing Law. This Agreement shall be governed by and construed under the laws of the State of Illinois, without giving effect to the conflict of laws principles thereof. Each of the parties hereto (i) consents to submit itself to the personal jurisdiction of any federal or state court located in Cook County, Illinois (and elsewhere with respect to appellate courts with jurisdiction over such matter) in the event any dispute arises out of this Agreement or any of the transactions contemplated hereby, and consents to service of process by notice as provided in this Agreement, (ii) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court and (iii) agrees that it will not bring any action relating to this Agreement or any of the transactions contemplated hereby in any court other than a federal or state court sitting in Cook County, Illinois. THE PARTIES HERETO AGREE TO WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY DOCUMENT OR AGREEMENT CONTEMPLATED HEREBY.

          9.4. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

          9.5. Titles and Headings. The titles and headings used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

          9.6. Notices. Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient upon receipt, when delivered personally or by courier, overnight delivery service or confirmed facsimile, or three business days after being deposited in the U.S. mail as certified or registered mail with postage prepaid, if such notice is addressed to the party to be notified at such party's address or facsimile number as set forth below or as subsequently modified by written notice. Any party may change its address for such communications by giving notice thereof to the other parties in conformity with this Section.

          9.7. Finder's Fee. Each party represents that it neither is nor will be obligated for any finders' or brokers' fee or commission in connection with this transaction.

          9.8. Transaction Expenses; Enforcement of Transaction Documents. The Company shall pay the reasonable costs and expenses incurred by the Investors, including without limitation, fees incurred by Agent in its capacity as such, with respect to the negotiation, execution, delivery and performance of this Agreement and the other Transaction Documents, including reasonable attorneys' fees and costs. If any action at law or in equity is necessary to enforce or interpret the terms of the Transaction Documents, the prevailing party shall be entitled to reasonable attorney's fees, costs, and necessary disbursements in addition to any other relief to which such party may be entitled.

          9.9. Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Agent.

          9.10. Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

          9.11. Entire Agreement. This Agreement and the Transaction Documents constitute the entire agreement among the parties.

                   [Remainder of Page Intentional Left Blank]

                             Signature Page Follows

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                            FOAM MANUFACTURING, INC.



                           By: /s/ Matthew Harriton
                           -----------------------------------------------------
                           Name: Matthew Harriton
                           Title:   President

                           Address: 305 Madison Avenue
                                    Suite ____
                                    New York, NY 10165
                           Facsimile:        ___________


                           INITIAL INVESTOR:
                           ----------------

                            CHICAGO INVESTMENTS, INC.



                           By: /s/ Joshua S. Kanter
                           -----------------------------------------------------
                           Name: Joshua S. Kanter
                           Title:

                           Address: 6340 S. 3000 E.
                                    Suite 330
                                    Salt Lake City, UT 84121
                           Facsimile: 801-947-9976

                                     JOINDER


     The undersigned hereby agrees, effective as of the date hereof, to become a party to that certain Amended and Restated Note Purchase Agreement (the "Agreement") dated as of February 1, 2006, by and among Foam Manufacturing, Inc., Chicago Investments, Inc., and the additional parties thereto, and for all purposes of the Agreement the undersigned shall be included within the terms "Additional Investor" (as used in the Agreement).

     The undersigned further confirms that the representations and warranties contained in Section 4 of the Agreement are true and correct as to the undersigned as of the date hereof and agrees to and acknowledges the appointment of Chicago Investments, Inc. as the Agent for the Additional Investors, including the undersigned, pursuant to Section 8 of the Agreement. The address and facsimile number to which notices may be sent to the undersigned is:

         Address: 290 El Camino Real
                  Chelsea, Alabama  35043

         Facsimile:



Dated as of: February ___, 2006




                                      Arlen B. Reynolds

                                     JOINDER


     The undersigned hereby agrees, effective as of the date hereof, to become a party to that certain Amended and Restated Note Purchase Agreement (the "Agreement") dated as of February 1, 2006, by and among Foam Manufacturing, Inc., Chicago Investments, Inc., and the additional parties thereto, and for all purposes of the Agreement the undersigned shall be included within the terms "Additional Investor" (as used in the Agreement).

     The undersigned further confirms that the representations and warranties contained in Section 4 of the Agreement are true and correct as to the undersigned as of the date hereof and agrees to and acknowledges the appointment of Chicago Investments, Inc. as the Agent for the Additional Investors, including the undersigned, pursuant to Section 8 of the Agreement. The address and facsimile number to which notices may be sent to the undersigned is:

         Address: 320 Argonne Drive
                  Atlanta, Ga. 30305

         Facsimile:



Dated as of: February 28, 2006




                                     Gene E. Burleson

                                     JOINDER


     The undersigned hereby agrees, effective as of the date hereof, to become a party to that certain Amended and Restated Note Purchase Agreement (the "Agreement") dated as of February 1, 2006, by and among Foam Manufacturing, Inc., Chicago Investments, Inc., and the additional parties thereto, and for all purposes of the Agreement the undersigned shall be included within the terms "Additional Investor" (as used in the Agreement).

     The undersigned further confirms that the representations and warranties contained in Section 4 of the Agreement are true and correct as to the undersigned as of the date hereof and agrees to and acknowledges the appointment of Chicago Investments, Inc. as the Agent for the Additional Investors, including the undersigned, pursuant to Section 8 of the Agreement. The address and facsimile number to which notices may be sent to the undersigned is:

         Address: 6340 S. 3000 E.
                  Suite 330
                  Salt Lake City, Utah 84121

         Facsimile: (801) 906-7795



Dated as of: March 31, 2006

                                     KANTER FAMILY FOUNDATION



                                     By:
                                     Joshua S. Kanter, Vice President